EXHIBIT 10.4

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

THIS AGREEMENT is made and entered into as of the effective date of March 29, 2011, by and between Z3 Enterprises, Inc., a Nevada corporation (the "Company"), and the Shareholders (collectively, the "Shareholders" and, individually, a "Shareholder") of HPEV, Inc., a Delaware corporation ("HPEV"), who execute and deliver a copy of this Agreement.

In consideration of the mutual promises, covenants, representations and warranties contained herein per the binding Letter of Agreement entered into by the parties on March 29, 2011, and other good and valuable consideration, each of the parties hereto agrees as follows:

1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement, the Company agrees to issue to the Shareholders an aggregate of 12,000,000 shares of common stock of the Company and 100,000 shares of Series B Preferred convertible stock at a rate of 100 for 1, such that HPEV shall become a wholly-owned subsidiary of the Company. In addition, Tim Hassett, B. Mark Hodowanec, C. Quentin Ponder, and D. Darren Zellers shall transfer all of their individually owned shares of the HPEV to the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Shareholders as follows:

(a) ORGANIZATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has all necessary corporate power to own properties and carry on a business, and is duly qualified to do business and is in good standing in the State of Nevada. All actions taken by the incorporators, directors, officers and shareholders of the Company have been valid and in accordance with the laws of the State of Nevada.

(b) CAPITAL. The authorized capital stock of the Company consists of 10,000,000 shares of preferred stock, par value $.0001 per share, of which no shares are issued or outstanding, and 95,000,000 shares of common stock, par value $.0001 per share, of which, prior to the issuance of shares hereunder, there will be 35,873,340 common shares of stock issued and outstanding (after giving effect to the cancellation of 8,443,660 shares entered on the books of the company in the name of USEE, Inc.) and 100,000 shares of Series B Preferred Stock. At closing, all such outstanding shares shall be fully paid and non-assessable, free of all liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue or to transfer from treasury any additional shares of its capital stock except for those five million (5,000,000) shares available for purchase in the Company’s current private placement regarding Geothermal Water Solutions, LLC and the pending acquisition of the assets of Trinity Springs, LTD. None of the outstanding shares of the Company are subject to any stock restriction agreements. All of the shareholders of the HPEV have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of the State of Nevada.

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(c) FINANCIAL STATEMENTS. The audited financial statements of the Company as of December 31, 2009 and December 31, 2010, and the related statements of income and retained earnings for the period then ended have been prepared in accordance with generally accepted accounting principles consistently followed by the Company throughout the periods indicated, and fairly present the financial position of the Company as of the date of the financial statements. Since the date of the financial statements, there has not been any change in the financial condition or operations of the Company, except changes in the ordinary course of business, which changes have not, in the aggregate, had a materially adverse effect upon the Company or its financial condition.

(d) ABILITY TO CARRY OUT OBLIGATIONS. The Company has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder will not cause, constitute, or conflict with or result in:

(i)        any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the Company or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required,

          (ii)        an event that would cause the Company to be liable to any party, or

          (iii)         an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of the Company or upon the securities of the Company to be acquired by the Shareholders.

(e) FULL DISCLOSURE. None of representations and warranties made by the Company herein, or in any certificate or memorandum furnished or to be furnished by the Company hereunder, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading under the circumstances by which it was made.

(f) CONTRACT AND LEASES. The Company is not currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from the Company.

(g) COMPLIANCE WITH LAWS. To the best of its knowledge, the Company has substantially complied with, and is not in material violation of any federal, state, or local statute, law, rule and/or regulation.

(h) LITIGATION. The Company is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of The Company, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the Company. The Company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

(i)CONDUCT OF BUSINESS. Prior to the closing, the Company shall conduct its business in the normal course, and shall not (i) sell, pledge, or assign any assets;

(i)    amend its Articles of Incorporation or Bylaws,

(ii)   declare dividends, redeem or sell stock or other securities,

(iii) incur any liabilities,

(iv)   acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or

(v)    enter into any other transaction.

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(j) CORPORATE DOCUMENTS. Copies of each of the following documents of the Company, which are true complete and correct in all material respects, have been or will be delivered to HPEV at or prior to closing:

Articles of Incorporation;

Bylaws;

Minutes of Shareholders Meetings; and

Minutes of Directors Meetings.

(k) VALIDITY OF DOCUMENTS. All minutes, consents or other documents pertaining to the Company to be delivered at or prior to closing shall be valid and in accordance with the laws of the State of Nevada.

(l) TITLE TO SHARES. The shares to be issued pursuant to this Agreement will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of such shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares and, except as provided in this Agreement, the Company is not a party to any agreement which offers or grants to any person the right to purchase or acquire any securities of the Company. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the shares, impair, restrict or delay any voting rights with respect to the shares.

3. REPRESENTATIONS AND WARRANTIES OF CERTAIN SHAREHOLDERS OF HPEV. Each of, Tim Hassett, B. Mark Hodowanec, C. Quentin Ponder and D. Darren Zellers (collectively, the "Shareholders") jointly and severally represents and warrants to the Company the following:

(a) ORGANIZATION. HPEV is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all the necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Delaware.

(b) INFORMATION. Each of the Shareholders has been a Shareholder of HPEV since its inception. In such capacity, each of the Shareholders has had access to all information about HPEV that he or she desired. Each of the Shareholders has had the opportunity to ask questions of, and to receive answers from, officers and employees of the Company and HPEV concerning the Company and its business, affairs and operations, HPEV and its business, operations and affairs, and the transactions contemplated by this Agreement, and to obtain any additional information desired by him or her.

(c) EVALUATION OF INFORMATION. Each of the Shareholders, by virtue of his or her education, training and experience, has such knowledge and experience in financial and business matters that he or she is capable of understanding the information provided to him or her by the Company and HPEV and of evaluating the merits and risks of his or her investment in the shares of the Company to be issued to him or her pursuant to this Agreement.

(d) INVESTMENT. The shares of the Company to be issued to each of the Shareholders pursuant to this Agreement are being acquired by each of them for his or her own account, and not for the account or beneficial interest of any other person or entity. The shares of the Company to be issued to each of the Shareholders pursuant to this Agreement are not being acquired by any of the Officers with a view to, or for resale in connection with, any "distribution" within the meaning of the Securities Act of 1933 (the "Securities Act") or any applicable state securities or blue sky laws (the "State Securities Laws").

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(e) RESTRICTED SECURITIES.

(i)     The shares of the Company to be issued to each of the Shareholders pursuant to this Agreement have not been, and will not be, registered under the Securities Act or any State Securities Laws and, as such, must be held by each of them unless and until they are subsequently so registered under the Securities Act and any applicable State Securities Laws or an exemption from registration thereunder is available. The shares of the Company to be issued to each of the Shareholders hereunder constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act.

                   (ii)     Each of the Shareholders shall refrain from transferring, selling, assigning, conveying or otherwise disposing of any or all of the shares of the Company to be issued to him or her pursuant to this Agreement, unless such transfer, sale, assignment, conveyance or other disposition is registered under the Securities Act and any applicable State Securities Laws or a specific exemption from registration thereunder is available. Any transfer, sale, assignment, conveyance or other disposition of any or all of the shares of the Company to be issued to the Shareholders pursuant to this Agreement which is made pursuant to an exemption claimed under the Securities Act and any applicable State Securities Laws will require a favorable opinion of the Company's legal counsel.

                     (iii)      The Company is under no obligation whatsoever to file any registration statement under the Securities Act or any State Securities Laws, to register any transfer, sale, assignment, conveyance or other disposition of any shares of the Company to be issued pursuant to this Agreement, or to take any other action necessary for the purpose of making an exemption from registration available to any of the Shareholders in connection therewith. Stop transfer instructions will be issued by the Company with respect to the shares of the Company to be issued to the Shareholders pursuant to this Agreement.

                    (iv)         There will be placed upon all of the certificates representing shares of the Company delivered to the Officers pursuant to this Agreement, and any and all certificates delivered in partial or total substitution therefor, a restrictive legend.

4. DOCUMENTS TO BE DELIVERED AT CLOSING.

(a) BY THE COMPANY:

(i)     Board of Directors Minutes authorizing the issuance of a certificate or certificates for the shares of the Company to be issued pursuant to this Agreement.

(ii)    A Board of Directors resolution appointing Quentin Ponder and Tim Hassett, and two independent representatives to be named later of HPEV as directors of the Company.

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(iii)  Share Certificates shall be issued as follows and delivered to the address indicated for each individual shareholder:

a.  Tim Hassett

# HPEV shares owned _40_________

TIN/SSN__________________________

_________________________________

_________________________________

_________________________________

b.  C. Quentin Ponder

# HPEV shares owned _10__________

TIN/SSN__________________________

_________________________________

_________________________________

_________________________________

c.  Mark Hodowanec

d.  # HPEV shares owned _40_______

TIN/SSN__________________________

_________________________________

_________________________________

_________________________________

e.  D. Darren Zellers

f.  # HPEV shares owned _10__________

TIN/SSN__________________________

_________________________________

_________________________________

_________________________________

(b) BY HPEV:

(i)     Delivery to the Company, or to its Transfer Agent, of certificates representing 100% of the issued and outstanding common stock of HPEV, fully endorsed and medallion guaranteed for recording on the books and records of the company;

(ii)    All of the business and corporate records of the Company, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

6. MISCELLANEOUS PROVISIONS.

(a) EXPENSES. Each party shall bear all of the legal, accounting and other costs and expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

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(b) FURTHER ASSURANCES. From and after the date of this

Agreement, each of the parties shall cooperate with one another, shall do and perform such actions and things, and shall execute and deliver such documents and instruments, as may be reasonable and necessary to effectuate the purposes and intents of this Agreement.

(c) GOVERNING LAW. This Agreement shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Nevada without regard to conflict or choice of law principles. Jurisdiction and venue for any action and/or proceeding relating to or arising out of this Agreement shall be brought solely in the federal and/or state courts located in Clark County, Nevada. The prevailing party in any such action and/or proceeding shall be entitled to recover its reasonable attorneys' fees and costs from the other party.

(d) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the parties hereto.

(e) BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, the parties and their respective successors and assigns.

(f) NO WAIVERS. The waiver by either party of a breach or

violation of any provision of this Agreement by the other party shall not operate nor be construed as a waiver of any subsequent breach or violation. The waiver by either party to exercise any right or remedy it may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

(g) HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

(h) COUNTERPARTS; ELECTRONIC COPIES. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, and via electronic transmission, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

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Signature Page

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement on the date first written above.

Z3 Enterprises, Inc.

/s/ Ross Giles

Its: President

AGREED AND ACCEPTED on this 29th day of March 2011

HPEV, Inc. Tim Hassett

By: /s/ Tim Hassett      /s/Tim_Hassett

Its: Chairman                 Individually

C. Quentin Ponder     B. Mark Hodowanec

/s/ Quentin Ponder     /s/Mark Hodowanec

Individually                    Individually

D. Darren Zellers

/s/Darren Zellers

Individually

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